UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                           AMENDMENT NO. 2 TO FORM 8-K
                (Amending Form 8-K filed on September 21, 2000,
               as amended by Form 8-K/A filed on April 23, 2001)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 8, 2000

                         APPLIED DIGITAL SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Missouri

--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-26020

--------------------------------------------------------------------------------
                            (Commission File Number)

                                   43-1641533

--------------------------------------------------------------------------------
                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
--------------------------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code: 561-805-8000

     On September 21, 2000 the Registrant filed a Current Report on Form 8-K reporting the acquisition of Destron Fearing Corporation ("Destron"). On April 23, 2001, the Registrant filed a second amendment to such report on Form 8-K/A providing updated financial statements and pro forma financial information. By this amendment, the Registrant is further updating the pro forma financial information previously provided. The pro forma financial information contained herein does not include balance sheet information because this information is reflected in the Registrant's annual report on Form 10-K, as amended, for the 2000 fiscal year. The pro forma financial information set forth below has been updated through December 31, 2000, the most recent date for which information is available.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired:

     The financial statements of Destron as of September 30, 1999 and 1998, and for each of the three years in the period ended September 30, 1999 and the report of Arthur Andersen LLP, independent public accountants, have been previously reported in, and are incorporated herein by reference to, the Registration Statement on Form S-4 (Registration No. 333-38420) as filed by the Registrant with the SEC on June 2, 2000. The financial statements of Destron as of June 30, 2000 and for the three and nine months ended June 30, 2000 are incorporated herein by reference to Destron's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, as filed with the SEC on August 10, 2000.

(b)  Pro forma financial information

     Pro forma financial information is attached as Exhibit 99.1 hereto.


(d)  Exhibits

     99.1   Pro forma financial information

     99.2   Consent of Independent Public Accountants

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLIED DIGITAL SOLUTIONS, INC.
                                        (Registrant)


Date:     April 24, 2001                   /s/ Jerome C. Artigliere
                                        ----------------------------------
                                            Chief Financial Officer